UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

Republic Airways Holdings Inc.
(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-44697	06-1449146
(Commission File Number)	(IRS Employer Identification No.)

8909 Purdue Road
Suite 300
Indianapolis, IN 46268
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (317) 484-6000

None.
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 22, 2005, Republic Airways Holdings Inc. (the “Company”) announced its results of operations for the quarter ended March 31, 2005. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
    (a) Financial Statements of Businesses Acquired.

        Not Applicable.

    (b) Pro Forma Financial Information.

        Not Applicable.

    (c) Exhibits.

        99.1 Press Release of Republic Airways Holdings Inc. (the “Company”) issued on April 22, 2005, relating to its first quarter 2005 results.

        (All other items on this report are inapplicable.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC AIRWAYS HOLDINGS INC.

Date: April 22, 2005	By:	/s/ Robert H. Cooper
Executive Vice President and Chief Financial Officer
Title

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Republic Airways Holdings Inc. (the “Company”) issued on April 22, 2005, relating to its first quarter 2005 results.